                                 [LOGO]

                                                               November 17, 1995

Dear Shareholders:

We are pleased to present our report on the activities of The Brazilian Equity Fund, Inc. (the "Fund") for the six months ended September 30, 1995.

At September 30, 1995, the Fund's investments in Brazilian equity securities totaled $70.8 million. In addition, the Fund had a balance of $3.2 million invested in short-term obligations. At September 30, 1995, the Fund's net asset value was $15.95 per share, as compared to $13.02 per share at March 31, 1995.

SUMMARY OF POLITICAL AND ECONOMIC DEVELOPMENTS

Over the past six months, equity returns in the major Latin American equity markets have been increasingly driven by local events rather than by broad global or regional trends. This is, in our view, an indication of reviving health in these markets, marking the end of the Mexican peso crisis as a significant regional problem. In a normal market environment, returns of the
Latin American markets have tended to show extremely low inter-market correlations. As in the developed markets, these correlations tend to rise significantly during major market dislocations, as markets move downward in virtual lockstep. The obvious examples of this effect are October 1987 for the developed markets and December 1994 for the Latin American markets. The broad divergence of Latin American returns during the past few months, then, is a positive sign that the "tequila effect" is becoming a less and less important issue.

Nonetheless, it remains clear that Mexico's troubles will continue for some time to have a meaningful impact on near term macro-economic fundamentals in Brazil and throughout the region. In addition, capital inflows to Latin American markets are likely to decline significantly this year, and possibly next year. Direct investment by companies may well rise, but portfolio flows have declined precipitously. In particular, North American investors' allocations to the region are unlikely to recover for at least several more months. While this sounds bleak, there is a silver lining to the situation. Firstly, a large amount of bad news is reflected in current asset prices throughout Latin America; in light of the tremendous progress being made in Brazil, it appears to us that the market would be significantly higher were it not for the remaining hangover from the "tequila effect." Secondly, the peso crisis has acted as a wake-up call to policy makers in countries throughout the region. In the wake of the Mexican debacle, for example, renewed attention is being paid to the need for reform in the social security and pension systems, in order to give a much-needed boost to the national

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savings  rate. Similarly, we  anticipate renewed measures  to reduce bureaucracy and increase deregulation, primarily through the privatization process. In Brazil, the passage in 1996 of a series of far-reaching privatizations will be a key to the ultimate transition of the economy.

Fundamentally, the picture is increasingly positive. While the REAL was devalued during June, for the second time this year, this time the devaluation was handled in a forthright and eminently successful way. This contrasts with the March devaluation, which necessitated massive intervention by the Brazilian central bank, costing $6 billion in currency reserves. As a result, the market's response this time was calm and generally positive. The REAL still trades at a small premium to the U.S. dollar -- it should be remembered in this context that the original goal of the REAL Plan was a one-to-one exchange rate.

The REAL Plan is now a year and a half old, and inflation remains under control. Back in 1994, investors in the Brazilian equity market were hopeful -- if not entirely optimistic -- that the government's newest anti-inflation plan would be implemented successfully, which would in turn help to stabilize the economy and perhaps even drive the ruling party's presidential candidate to victory in the October 1994 elections. At the time, Brazil was coming off a period of profound political uncertainty (including the removal from office of a sitting president) combined with a socially destructive and seemingly insurmountable hyperinflation. The REAL Plan of July 1994, designed by then Finance Minister Fernando Enrique Cardoso, was the government's eighth attempt in nine years to bring inflation under control. Since then, Brazilian inflation has dramatically declined from an annual rate of nearly 2,500% at the end of 1993 to an annualized rate of approximately 35%. Economic growth has been robust, coming in at 5.7% for 1994. It is anticipated that Brazilian GDP will grow an average of 6% per annum for the years 1995 through 1997. It is also expected that the Southern Common Market, or "Mercosur," composed of Brazil, Argentina, Paraguay and Uruguay, which became a formal customs union as of the beginning of 1995, will lead to increased trade and business activity among Brazil and her neighbors. This should further expand economic growth and investment opportunities in Brazil and the region.

The increasingly positive tone of the Brazilian market during the third quarter was largely a result of significantly improving inflation numbers, which reinforce the fact that President Cardoso's REAL Plan is continuing to work. As inflation subsides as a meaningful threat to the economy, investors have been buoyed by the expectation that interest rates will therefore be allowed to decline, particularly in light of similar movements in U.S. interest rates. The anticipated easing would likely spark an accelerated rally in the Brazilian equity market. In our view, Brazilian equities have been held back to some extent by the extremely high yields available in the fixed income market; declining interest rates could therefore drive local money back into equities. In order for this to occur, however, more progress is required on privatization, and some problems have been evident in recent months in this regard. In addition, a solution to the government's fiscal difficulties is not yet in sight. Cardoso's challenge over the next year or so will be to push through a

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THE BRAZILIAN EQUITY FUND, INC.
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meaningful  program of tax reform, which  will be opposed by strongly entrenched interest groups. This will be the key to righting the fiscal boat, which will in turn permit the administration to balance the dynamic forces of interest rates, inflation, currency stability and trade.

Nonetheless, the political situation in Brazil is arguably the most positive it has been for financial markets in the last decade. President Cardoso and his principal advisors are considered likely to instigate widespread reforms over the coming years. The effect will be far reaching, and lead to significant benefits. This market's very strong performance over the past six months reflects this consistently improving outlook. In addition, policies being proposed should eventually lead to an improved fiscal situation and thus to lower interest rates and currency stability. Financial assets look highly attractive under such circumstances. In particular, tremendous value should be realized in several quasi-state run sectors such as electricity and telecommunications. In addition, increased deregulation and lower taxes will increase corporate profits substantially for large segments of private industry. Finally, the country's national competitive advantages in a range of sectors -- including paper and pulp, and steel and iron -- should provide attractive investment opportunities, particularly as world economic activity recovers.

PORTFOLIO PERFORMANCE

From inception through September 30, 1995, the Fund's total return, based on net asset value and assuming reinvestment of dividends and distributions, was 39.8%. During the same period, the Morgan Stanley Capital International Brazilian Index rose by 52.7% in U.S. dollar terms.

As of September 30, 1995, it is estimated that the Brazilian market had an aggregate price/earnings ratio of approximately 11 times trailing earnings, and a market to book ratio of approximately 60%. In light of these and other relevant valuation indicators, we continue to believe that Brazilian equities provide the opportunity for substantial price appreciation over the long term.

Effective August 15, 1995, Richard Watt was elected as a Director and Chief Investment Officer of the Fund by a vote of the Fund's Board of Directors. Mr. Watt is a Senior Vice President of BEA Associates. He joined BEA Associates on August 2, 1995. Mr. Watt was formerly associated with Gartmore Investment
Limited in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end Latin American fund focusing on smaller companies. Before joining Gartmore in 1992, Mr. Watt was a director of Kleinwort Benson International Investment in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions.

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We  wish to remind shareholders  whose shares are registered  in their own names that they automatically participate in the Fund's dividend reinvestment program. The automatic Dividend Reinvestment Plan can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a
broker/dealer   or  nominee  should   contact  that  party   for  details  about
participating in the plan. The Fund also offers shareholder a voluntary Cash Purchase Plan. The Dividend Reinvestment and Cash Purchase Plans are described on pages 17-18 of this report.

We appreciate your interest in the Fund and would be pleased to respond to your questions and comments.

Respectfully,

              [LOGO]

Emilio Bassini
Chairman of the Board and President

        [LOGO]

Richard Watt
Chief Investment Officer

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                               PORTFOLIO SUMMARY
                      AS OF SEPTEMBER 30, 1995 (unaudited)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Sector Allocation
Telecommunications             15.1%
Electric Generation            10.3%
Holding Companies               8.2%
Consumer Goods                  8.2%
Petrochemicals                  7.6%
Electric Distribution           7.1%
Food & Beverages                6.8%
Steel                           6.4%
Banking                         5.6%
Textiles                        5.1%
Retail                          4.7%
Capital Goods                   3.4%
Cash and cash equivilents       3.9%
Other                           7.6%

  THIS CHART REPRESENTS THE SECTOR ALLOCATION OF TOTAL NET ASSETS OF THE FUND.

    TOP 10 EQUITY HOLDINGS, BY ISSUER, AS OF SEPTEMBER 30, 1995 (unaudited)
--------------------------------------------------------------------------------

                                                                                     PERCENT
                                                                                       OF
                              HOLDING                              SECTOR          NET ASSETS
------------------------------------------------------------------------------------------------------------------------
       1.  Telecomunicacoes Brasileiras S.A.                              Telecommunications                    11.92%
------------------------------------------------------------------------------------------------------------------------
       2.  Centrais Eletricas Brasileiras S.A.                            Electric Generation                   10.28%
------------------------------------------------------------------------------------------------------------------------
       3.  Petroleo Brasileiro S.A.                                       Petrochemicals                         6.91%
------------------------------------------------------------------------------------------------------------------------
       4.  Investimentos Itau S.A.                                        Holding Companies                      4.85%
------------------------------------------------------------------------------------------------------------------------
       5.  Companhia Tecidos Norte de Minas S.A.                          Textiles                               4.58%
------------------------------------------------------------------------------------------------------------------------
       6.  Usinas Siderurgicas de Minas Gerais S.A.                       Steel                                  4.15%
------------------------------------------------------------------------------------------------------------------------
       7.  Lojas Americanas S.A.                                          Retail                                 4.10%
------------------------------------------------------------------------------------------------------------------------
       8.  Banco Bradesco S.A.                                            Banking                                3.69%
------------------------------------------------------------------------------------------------------------------------
       9.  Companhia Cervejaria Brahma                                    Food & Beverages                       3.45%
------------------------------------------------------------------------------------------------------------------------
      10.  Brasmotor S.A.                                                 Holding Companies                      3.31%
------------------------------------------------------------------------------------------------------------------------

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                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 1995 (unaudited)

                                                                                                      VALUE
NO. OF SHARES                                     DESCRIPTION                                       (NOTE A)
-------------   --------------------------------------------------------------------------------  -------------
                BRAZILIAN EQUITY OR EQUITY-LINKED SECURITIES-96.06%
                BANKING-5.59%
  291,470,905     Banco Bradesco S.A. PN........................................................  $   2,722,169
   87,050,000     Banco do Brazil S.A. PN*......................................................      1,397,623
                                                                                                  -------------
                                                                                                      4,119,792
                                                                                                  -------------
                CAPITAL GOODS-3.42%
       14,084     Bardella S.A. Industrias Mecanicas PN.........................................      2,069,112
      562,205     Trafo Equipamentos Electricos S.A. PN*........................................        454,271
                                                                                                  -------------
                                                                                                      2,523,383
                                                                                                  -------------
                CONSTRUCTION MATERIAL-1.81%
    1,020,000     Confab Industrial S.A. PN*....................................................        717,142
    1,683,500     Eternit S.A. ON...............................................................        618,317
                                                                                                  -------------
                                                                                                      1,335,459
                                                                                                  -------------
                CONSUMER GOODS-8.16%
    1,588,293     Dixie Toga Lalekla S.A. PN*...................................................      1,366,704
    1,633,000     Multibras da Amazonia S.A. PN.................................................      1,730,762
  579,293,000     Refrigeracao Parana S.A. PN...................................................      1,537,973
       64,000     Refrigeracao Parana S.A. ADR..................................................        848,000
1,145,620,000     Tec Toy Industria de Brinquedos PN*...........................................        528,960
                                                                                                  -------------
                                                                                                      6,012,399
                                                                                                  -------------
                ELECTRIC DISTRIBUTION-7.15%
    1,305,500     Centrais Eletricas de Santa Catarin PN*.......................................        958,970
   95,997,595     Companhia Energetica de Minas Gerais PN.......................................      2,125,557
   38,154,041     Companhia Paulista de Forca e Luz ON*.........................................      2,182,061
                                                                                                  -------------
                                                                                                      5,266,588
                                                                                                  -------------
                ELECTRIC GENERATION-10.28%
   25,138,500     Centrais Eletricas Brasileiras S.A. ON........................................      7,570,963
                                                                                                  -------------
                FOOD & BEVERAGES-6.82%
       57,495     Companhia Cervejaria Brahma ON, Warrants......................................         22,022
    5,816,922     Companhia Cervejaria Brahma PN................................................      2,380,607
      737,029     Companhia Cervejaria Brahma PN, Warrants......................................        143,082

                                                                                                      VALUE
NO. OF SHARES                                     DESCRIPTION                                       (NOTE A)
-------------   --------------------------------------------------------------------------------  -------------
                FOOD & BEVERAGES (CONTINUED)
    2,020,000     Moinho Santista Alimentos S.A. ON.............................................  $   2,013,747
      673,000     S.A. Moinho Santista Industrias Gerais PN.....................................        466,110
                                                                                                  -------------
                                                                                                      5,025,568
                                                                                                  -------------

                HOLDING COMPANIES-8.16%
    9,795,000     Brasmotor S.A. PN.............................................................      2,436,030
    5,772,800     Investimentos Itau S.A. PN....................................................      3,574,114
                                                                                                  -------------
                                                                                                      6,010,144
                                                                                                  -------------

                MINING-1.91%
    8,529,000     Companhia Vale do Rio Doce PN.................................................      1,405,166
                                                                                                  -------------

                PAPER AND PULP-2.57%
      166,000     Companhia Suzano de Papel e Celulose PN*......................................        989,433
    1,430,000     Eucatex S.A. Industria e Comercio PN*.........................................        202,581
   20,861,609     Industrias de Papel Simao PN..................................................        703,815
                                                                                                  -------------
                                                                                                      1,895,829
                                                                                                  -------------

                PETROCHEMICALS-7.64%
      834,000     Copene Petroquimica do Nordeste S.A. PN.......................................        535,608
   49,006,933     Petroleo Brasileiro S.A. PN...................................................      5,091,229
                                                                                                  -------------
                                                                                                      5,626,837
                                                                                                  -------------

                RETAIL-4.67%
   37,162,776     Lojas Americanas S.A. ON......................................................        799,451
   94,097,078     Lojas Americanas S.A. PN......................................................      2,221,716
       32,500     Makro Atacadista S.A. GDR.....................................................        349,375
    4,293,000     Mesbla S.A. PN*...............................................................         67,574
                                                                                                  -------------
                                                                                                      3,438,116
                                                                                                  -------------

                STEEL-6.36%
   50,150,000     Companhia Siderurgicas Nacional ON*...........................................      1,347,753
    1,053,000     Mannesmann S.A. ON*...........................................................        287,297

                                       6
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                SCHEDULE OF INVESTMENTS (unaudited) (continued)

                                                                                                      VALUE
NO. OF SHARES                                     DESCRIPTION                                       (NOTE A)
-------------   --------------------------------------------------------------------------------  -------------
                STEEL (CONTINUED)
2,174,440,000     Usinas Siderurgicas de Minas Gerais S.A. PN...................................  $   2,373,071
       62,000     Usinas Siderurgicas de Minas Gerais S.A. ADR#.................................        682,000
                                                                                                  -------------
                                                                                                      4,690,121
                                                                                                  -------------
                TELECOMMUNICATIONS-15.11%
   34,321,000     Telecomunicacoes Brasileiras S.A. ON..........................................      1,332,575
  161,754,240     Telecomunicacoes Brasileiras S.A. PN..........................................      7,451,619
    2,063,589     Telecomunicacoes de Sao Paulo S.A. PN.........................................        331,318
    4,317,709     Telecomunicacoes do Parana S.A. PN*...........................................      1,540,502
    1,670,000     Telecomunicacoes do Rio de Janeiro S.A. ON....................................        160,016
    3,777,200     Telecomunicacoes do Rio de Janeiro S.A. PN....................................        313,132
                                                                                                  -------------
                                                                                                     11,129,162
                                                                                                  -------------
                TEXTILES-5.15%
  115,254,000     Artex S.A. Fabrica de Artefatos Texteis PN*...................................        423,306
   10,433,100     Companhia Tecidos Norte de Minas S.A. PN......................................      3,372,050
                                                                                                  -------------
                                                                                                      3,795,356
                                                                                                  -------------
                TRANSPORTATION-1.26%
    5,068,700     Marcopolo S.A. PN*............................................................        930,871
                                                                                                  -------------
                TOTAL EQUITY OR EQUITY-LINKED SECURITIES (Cost $73,096,465).....................     70,775,754
                                                                                                  -------------

     PAR                                                                                              VALUE
    (000)                                         DESCRIPTION                                       (NOTE A)
-------------   --------------------------------------------------------------------------------  -------------
                SHORT-TERM INVESTMENTS-4.30%
U.S.$   3,168   GRAND CAYMAN
                 Brown Brothers Harriman & Co. Call Account 4.750%** (Cost $3,168,000)..........  $   3,168,000
                                                                                                  -------------
                TOTAL INVESTMENTS (Cost $76,264,465)
                 (Notes A, D)-100.36%...........................................................     73,943,754
                                                                                                  -------------
                LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS-(0.36%)..........................       (265,617)
                                                                                                  -------------
                NET ASSETS-100.00%..............................................................  $  73,678,137
                                                                                                  -------------
                                                                                                  -------------

------------------------------
    *  Security is non-income producing.
   ** Variable rate account. Rates reset on a daily basis; amounts available generally on the same business day.
    # SEC Rule 144A security. Such securities are traded only among "qualified institutional buyers."
 ADR  American Depositary Receipts.
 GDR  Global Depositary Receipts.
  ON  Ordinary Shares.
  PN  Preferred Shares.

 U.S.$  United States dollars.

See accompanying notes to financial statements.

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                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1995
                                  (unaudited)

ASSETS:
  Investments, at value (Cost $76,264,465) (Note A)                   $73,943,754
  Cash                                                                        214
  Dividends receivable                                                    223,780
  Prepaid expenses                                                         16,621
  Unamortized organizational costs (Note A)                                15,326
                                                                      -----------
  Total Assets                                                         74,199,695
                                                                      -----------
LIABILITIES:
  Payables:
    Due to adviser (Note B)                                               176,830
    Due to administrators (Note B)                                         40,167
    Investments purchased                                                 214,954
    Other accrued expenses                                                 89,607
                                                                      -----------
  Total Liabilities                                                       521,558
                                                                      -----------
NET ASSETS (applicable to 4,619,271 shares of common stock
 outstanding) (Note C)                                                $73,678,137
                                                                      -----------
                                                                      -----------
NET ASSET VALUE PER SHARE ($73,678,137 DIVIDED BY 4,619,271)               $15.95
                                                                      -----------
                                                                      -----------
Net assets consist of:
  Capital stock, $0.001 par value; 4,619,271 shares issued and
   outstanding (100,000,000 shares authorized)                        $     4,619
  Paid-in capital                                                      63,727,324
  Undistributed net investment income                                     280,780
  Accumulated realized gains on investments and foreign currency
   related transactions                                                11,993,534
  Net unrealized depreciation in value of investments and
   translation of other assets and liabilities denominated in
   foreign currency                                                    (2,328,120)
                                                                      -----------
Net assets applicable to shares outstanding                           $73,678,137
                                                                      -----------
                                                                      -----------

See accompanying notes to financial statements.

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                            STATEMENT OF OPERATIONS
                  FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1995
                                  (unaudited)

INVESTMENT INCOME:
  Income (Note A):
    Dividends                                                         $ 1,013,961
    Interest                                                               11,276
    Less: Foreign taxes withheld                                         (155,385)
                                                                      -----------
    Total Investment Income                                               869,852
                                                                      -----------
  Expenses:
    Investment advisory fees (Note B)                                     466,405
    Administration fees (Note B)                                           84,537
    Accounting fees                                                        31,024
    Printing                                                               22,625
    Audit fees                                                             21,720
    Custodian fees (Note B)                                                19,527
    Directors' fees (Note B)                                               18,100
    Legal fees                                                             17,670
    Transfer agent fees                                                    14,480
    Other                                                                  14,207
                                                                      -----------
    Total Expenses                                                        710,295
                                                                      -----------
    Less: Fees waived by investment adviser (Note B)                     (121,223)
                                                                      -----------
      Net Expenses                                                        589,072
                                                                      -----------
      Net Investment Income                                               280,780
                                                                      -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY RELATED TRANSACTIONS:
    Net realized gain/(loss) from:
      Investments                                                       1,830,242
      Foreign currency related transactions                               (29,101)
    Net change in unrealized depreciation in value of investments and translation of other assets and liabilities denominated in
     foreign currency                                                  11,440,088
                                                                      -----------
    Net realized and unrealized gain on investments and foreign
     currency related transactions                                     13,241,229
                                                                      -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $13,522,009
                                                                      -----------
                                                                      -----------

See accompanying notes to financial statements.

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                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                         FOR THE SIX MONTHS      FOR THE YEAR
                                                                      ENDED SEPTEMBER 30, 1995      ENDED
                                                                            (UNAUDITED)         MARCH 31, 1995
                                                                      ------------------------  --------------
INCREASE/(DECREASE) IN NET ASSETS:
  Operations:
    Net investment income/(loss)                                           $      280,780        $   (566,466)
    Net realized gain on investments and foreign currency related
     transactions                                                               1,801,141          30,121,431
    Net change in unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities
     denominated in foreign currency                                           11,440,088         (47,668,256)
                                                                             ------------       --------------
    Net increase/(decrease) in net assets resulting from operations            13,522,009         (18,113,291)
                                                                             ------------       --------------
  Dividends and distributions to shareholders:
    In excess of net investment income ($0.00 and $0.03 per share,
     respectively)                                                               --                  (138,215)
    From net realized gain on investments ($0.00 and $3.83 per
     share, respectively)                                                        --               (17,645,457)
                                                                             ------------       --------------
                                                                                 --               (17,783,672)
                                                                             ------------       --------------
  Capital share transactions (Note C):
    Proceeds from 12,102 shares issued in reinvestment of dividends              --                   232,844
                                                                             ------------       --------------
  Total increase/(decrease) in net assets                                      13,522,009         (35,664,119)
                                                                             ------------       --------------
NET ASSETS:
  Beginning of period                                                          60,156,128          95,820,247
                                                                             ------------       --------------
  End of period (including undistributed net investment income of
   $280,780 and $0, respectively)                                          $   73,678,137        $ 60,156,128
                                                                             ------------       --------------
                                                                             ------------       --------------

See accompanying notes to financial statements.

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--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                              FOR THE
                                                                              PERIOD
                                      FOR THE SIX                            APRIL 10,
                                     MONTHS ENDED     FOR THE YEAR ENDED       1992*
                                     SEPTEMBER 30,         MARCH 31,          THROUGH
                                         1995        ---------------------   MARCH 31,
                                      (UNAUDITED)      1995        1994        1993
                                     -------------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period                                 $13.02          $20.80    $11.83      $13.79**
                                     -------------   ---------   ---------   ---------
Net investment income/(loss)              0.06           (0.12)    (0.04)       0.06
Net realized and unrealized
 gain/(loss) on investments and
 foreign currency related
 transactions                             2.87           (3.80)     9.09       (1.99)
                                     -------------   ---------   ---------   ---------
Net increase/(decrease) in net
 assets resulting from operations         2.93           (3.92)     9.05       (1.93)
                                     -------------   ---------   ---------   ---------
Dividends and distributions to
 shareholders:
  In excess of net investment
   income                               --               (0.03)    --          --
  From net investment income            --              --         (0.08)      (0.03)
  From net realized gain on
   investments and foreign currency
   related transactions                 --               (3.83)    --          --
                                     -------------   ---------   ---------   ---------
Total distributions to shareholders     --               (3.86)    (0.08)      (0.03)
                                     -------------   ---------   ---------   ---------
Net asset value, end of period          $15.95          $13.02    $20.80      $11.83
                                     -------------   ---------   ---------   ---------
                                     -------------   ---------   ---------   ---------
Market value, end of period            $15.625          $14.75    $19.00      $11.25
                                     -------------   ---------   ---------   ---------
                                     -------------   ---------   ---------   ---------
Total investment return (a)               5.93%          (6.79)%   69.55%     (19.16)%
                                     -------------   ---------   ---------   ---------
                                     -------------   ---------   ---------   ---------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's
   omitted)                          $  73,678       $  60,156   $95,820     $54,493
  Ratio of expenses to average net
   assets
   after investment adviser fee
   waiver                                 1.70%(c)        1.86%#    2.05%#      2.45%(c)
  Ratio of expenses to average net
   assets
   before investment adviser fee
   waiver                                 2.05%(c)        2.13%#    2.05%#      2.45%(c)
  Ratio of net investment
   income/(loss) to average net
   assets after investment adviser
   fee waiver                             0.81%(c)       (0.62)%   (0.28)%      0.61%(c)
  Ratio of net investment
   income/(loss) to average net
   assets before investment adviser
   fee waiver                             0.46%(c)       (0.89)%   (0.28)%      0.61%(c)
  Portfolio turnover                        12%(b)          69%       73%         50%(b)

------------------------------
 * Commencement of operations.
 ** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share offering expenses of $0.16 per share.
 # For  the  calendar  year ending  December  31, 1994,  the  Brazilian Congress imposed a 0.25% withholding tax on financial transactions. If such tax had not been imposed, the ratio of expenses to average net assets would have been 1.73% for the year ended March 31, 1995 and 2.02% for the year ended March 31, 1994 after investment adviser fee waiver and 2.00% for the year ended March 31, 1995 and 2.02% for the year ended March 31, 1994 before investment adviser fee waiver.
 (a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
 (b) Not annualized.
 (c) Annualized.

See accompanying notes to financial statements.

THE BRAZILIAN EQUITY FUND, INC.
--------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE A. The Brazilian Equity Fund, Inc. (the "Fund") was incorporated in Maryland on February 10, 1992 and commenced operations on April 10, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and asked prices, if available. All other securities and assets are taken at fair value as determined in good faith by or under the direction of the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The net asset value per share of the Fund is calculated weekly and at the end of each month.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all federal income and excise taxes.

No Brazilian income tax is imposed on capital gains. A 15% withholding tax is imposed on dividends and interest from stock market investments. The Fund intends to elect, for U.S. federal income tax purposes, to treat certain foreign taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles as paid by its shareholders.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

       (I) market value of investment securities, income and expenses at the current rate of exchange; and

      (II) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

THE BRAZILIAN EQUITY FUND, INC.
--------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

Net realized foreign exchange losses of $29,101 represent foreign exchange gains and losses from sales and maturities of debt securities, holdings of foreign currencies, transactions in forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTION OF INCOME AND GAINS: The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax.

Realized capital gains differ for financial statement and tax purposes primarily due to the deferral of wash sale losses.

The character of distributions made from net investment income or net realized foreign currency related transactions may differ from their ultimate characterization for federal income tax purposes due to generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Costs incurred by the Fund in connection with its organization of $50,000 are being amortized on a straight line basis over a five-year period beginning at the commencement of operations of the Fund.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

The Brazilian securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the Brazilian Exchanges are held by a small number of investors and are not publicly traded. This may limit the number of shares available for acquisition by the Fund.

Investments in Brazil may involve certain considerations and risks not typically associated with investments in the United States including the possibility of future political and economic developments and the level of Brazilian governmental supervision and regulation of its securities markets.

NOTE B. BEA Associates ("BEA") serves as the Fund's investment adviser. As compensation for its investment advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.35% of the first $100 million of the Fund's average weekly net assets and 1.05% of average weekly net assets in excess of $100 million. In addition, BEA receives from the Fund an administration fee, which represents a reimbursement of certain Fund expenses. For the six months ended September 30, 1995, the advisory and administration fees amounted to $345,182 and $1,810, respectively.

Garantia Administracao de Recursos S.A. ("Garantia") and Patrimonio Planejamento Financeiro Ltda. ("Patrimonio") served as the Fund's sub-advisers. In return for its services, Garantia was paid a fee, out of the advisory fee payable to BEA, computed and paid quarterly at an annual rate of 0.25% of the Fund's

THE BRAZILIAN EQUITY FUND, INC.
--------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             NOTES TO FINANCIAL STATEMENTS (unaudited) (continued) average weekly net assets. Patrimonio was paid a fee for its services, out of the advisory fee payable to BEA, computed and paid quarterly at an annual rate of 0.10% of the Fund's average weekly net assets. Effective June 21, 1994 and August 15, 1994, Garantia and Patrimonio, respectively, resigned as sub-advisers to the Fund. BEA has voluntarily elected to waive $121,223 in investment advisory fees that would have been paid to Garantia and Patrimonio during the six months ended September 30, 1995.

Through August 6, 1995, Mitchell Hutchins Assets Management, Inc. ("Mitchell Hutchins") served as the Fund's U.S. administrator. The Fund paid Mitchell Hutchins a monthly fee for its services computed at an annual rate of 0.15% of the Fund's average weekly net assets. For the period April 1, 1995 through August 6, 1995, Mitchell Hutchins earned $35,863 for administrative services.

Effective August 7, 1995, Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average net assets and 0.08% of amounts in excess of $100 million. For the period August 7, 1995 through September 30, 1995, BSFM earned $9,855 for administrative services.

Through June 20, 1995, Banco de Investimentos Garantia S.A. ("Banco Garantia") served as the Fund's Brazilian administrator. For its services, Banco Garantia was paid an annual fee by the Fund equal to 0.05% of the Fund's average weekly net assets invested in Brazil. For the period April 1, 1995 through June 20, 1995, Banco Garantia earned $14,172 for administrative services.

Effective June 21, 1995, Banco de Boston serves as the Fund's Brazilian administrator. Banco de Boston is paid for its services a quarterly fee based on an annual rate of 0.12% of the average month-end assets of the Fund held in Brazil. For the period June 21, 1995 through September 30, 1995, Banco de Boston earned $22,837 for administrative services.

The Fund pays each of its Directors who is not a director, officer or employee of BEA, the administrator or any affiliate thereof an annual fee of $5,000 plus $500 for each Board of Directors meeting attended. In addition, the Fund will reimburse the Directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

Through June 20, 1995, Banco Bradesco de Investimento S.A. served as the custodian of the Fund's foreign assets and PNC Bank, N.A. served as the custodian of the Fund's assets in the United States. Effective June 21, 1995, Brown Brothers Harriman & Co. serves as the custodian for all of the Fund's U.S. and foreign assets.

Through September 4, 1995, PNC Bank, N.A. served as the Fund's transfer agent and registrar. Effective September 5, 1995, The First National Bank of Boston serves as the Fund's transfer agent and registrar.

NOTE C. The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 4,619,271 shares outstanding at September 30, 1995, BEA owned 7,169 shares.

NOTE D. For U.S. federal income tax purposes, the cost of securities owned at September 30, 1995 was $76,412,518. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currency) of $2,468,764, was composed of gross appreciation of $10,619,646 for those investments having an excess of value over cost and gross depreciation of $13,088,410 for those investments having an excess of cost over value.

THE BRAZILIAN EQUITY FUND, INC.
--------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

Purchases and sales of securities, other than short-term obligations, aggregated $8,021,538 and $9,954,881, respectively, for the six months ended September 30, 1995.

NOTE E. The Fund, along with 15 other U.S. regulated investment companies for which BEA serves as investment adviser, has a credit agreement with The First National Bank of Boston. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 16 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement at September 30, 1995.

NOTE F. Quarterly Results of Operations:

                                                                  NET GAIN/(LOSS)        NET INCREASE/
                                                                 ON INVESTMENT AND        (DECREASE)
                                                                 FOREIGN CURRENCY        IN NET ASSETS
                              INVESTMENT      NET INVESTMENT        DENOMINATED         RESULTING FROM
                                INCOME        INCOME/(LOSS)        TRANSACTIONS           OPERATIONS          MARKET PRICE
                           ----------------  ----------------   -------------------   -------------------        ON NYSE
                             TOTAL     PER   TOTAL      PER       TOTAL       PER       TOTAL       PER     -----------------
      QUARTER ENDED          (000)    SHARE  (000)     SHARE      (000)      SHARE      (000)      SHARE     HIGH       LOW
-------------------------  ---------  -----  ------   -------   ---------   -------   ---------   -------   -------   -------
June 30, 1995............     $  576  $0.12  $  280   $  0.06   $   4,718   $  1.02   $   4,998   $  1.08   $17.625   $14.125
September 30, 1995.......        294   0.07       1      0.00       8,523      1.85       8,524      1.85    16.625    14.625
                           ---------  -----  ------   -------   ---------   -------   ---------   -------
Totals...................     $  870  $0.19  $  281   $  0.06   $  13,241   $  2.87   $  13,522   $  2.93
                           ---------  -----  ------   -------   ---------   -------   ---------   -------
                           ---------  -----  ------   -------   ---------   -------   ---------   -------

June 30, 1994............     $  321  $0.07  $  (70)  $ (0.02)  $ (19,142)  $ (4.16)  $ (19,212)  $ (4.18)  $21.125   $14.750
September 30, 1994.......        515   0.11      (8)     0.00      49,252     10.69      49,244     10.69    27.000    18.500
December 31, 1994........         19   0.00    (477)    (0.10)    (16,224)    (3.52)    (16,701)    (3.62)   27.500    18.625
March 31, 1995...........        295   0.07     (11)     0.00     (31,433)    (6.81)    (31,444)    (6.81)   21.125    11.000
                           ---------  -----  ------   -------   ---------   -------   ---------   -------
Totals...................     $1,150  $0.25  $ (566)  $ (0.12)  $ (17,547)  $ (3.80)  $ (18,113)  $ (3.92)
                           ---------  -----  ------   -------   ---------   -------   ---------   -------
                           ---------  -----  ------   -------   ---------   -------   ---------   -------

June 30, 1993............     $  143  $0.03  $ (206)  $ (0.04)  $   8,578   $  1.86   $   8,372   $  1.82   $13.875   $10.000
September 30, 1993.......        449   0.10     147      0.03       8,134      1.77       8,281      1.80    15.250    11.500
December 31, 1993........        277   0.06     (64)    (0.01)      1,794      0.39       1,730      0.38    16.125    13.250
March 31, 1994...........        395   0.08     (73)    (0.02)     23,364      5.07      23,291      5.05    26.250    14.750
                           ---------  -----  ------   -------   ---------   -------   ---------   -------
Totals...................     $1,264  $0.27  $ (196)  $ (0.04)  $  41,870   $  9.09   $  41,674   $  9.05
                           ---------  -----  ------   -------   ---------   -------   ---------   -------
                           ---------  -----  ------   -------   ---------   -------   ---------   -------

THE BRAZILIAN EQUITY FUND, INC.
--------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   RESULTS OF ANNUAL MEETING OF SHAREHOLDERS
                                  (unaudited)

On July 25, 1995, the Fund's Annual Meeting of Shareholders was held and the following matters were voted upon:

    (1)To re-elect three directors to the Board of Directors of the Fund.

               NAME OF DIRECTOR                  VOTES FOR   VOTES AGAINST  VOTES WITHHELD   NON-VOTES
-----------------------------------------------  ----------  -------------  ---------------  ----------
David Garlow...................................   2,985,351       --              38,242      1,595,678
George Landau..................................   2,985,441       --              38,152      1,595,678
Daniel Sigg....................................   2,984,551       --              39,042      1,595,678

In addition to the directors elected at the meeting, Emilio Bassini, John Bult, James Cattano and Peter Gordon continue to serve as directors of the Fund.

    (2)To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the fiscal year ending March 31, 1996.

VOTES FOR    VOTES AGAINST   VOTES WITHHELD   NON-VOTES
----------  ---------------  ---------------  ----------
3,009,812          4,767            9,014      1,595,678

THE BRAZILIAN EQUITY FUND, INC.
--------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              DESCRIPTION OF THE FUND'S DIVIDEND REINVESTMENT AND
                               CASH PURCHASE PLAN

Pursuant to The Brazilian Equity Fund, Inc. (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless The First National Bank of Boston, the Fund's transfer agent, as the Plan Agent (the "Plan Agent"), is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for the Fund, at the address set forth below. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.

Certain distributions of cash attributable to the dividends paid to the Fund that are derived from securities of Brazilian issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at the market price.

The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent,

THE BRAZILIAN EQUITY FUND, INC.
--------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately 10 days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested. A participant's tax basis in his shares acquired through his optional investment right will equal his cash payments to the Plan, including any cash payments used to pay brokerage commissions allocable to his acquired shares.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of a shareholder, such as a bank, broker or nominee, that holds shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. The Plan Agent's fees for the handling of reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will be charged by the Plan Agent a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or the reinvestment of dividends or capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus obtainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made. The Fund cannot predict, therefore, whether the cost to a participant who makes a voluntary cash payment will be less than if a participant were to make an open market purchase of the Fund's common stock on his own behalf.

The receipt of dividends and distributions in stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

The Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the semiannual contribution date, in the case of voluntary cash payments, or the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to The First National Bank of Boston, Investor Relations Department, P.O. Box 644, Mail Stop 45-02-09, Boston, Massachusetts 02102-0644 or by telephone at 1-800-730-6001.

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INVESTMENT ADVISER
BEA Associates
New York, New York

U.S. ADMINISTRATOR
Bear Stearns Funds Management Inc.
New York, New York

                                     [LOGO]

TRANSFER AGENT AND REGISTRAR
The First National Bank of Boston
Boston, Massachusetts

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, Massachusetts

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
Philadelphia, Pennsylvania

This  report,  including  the  financial  statements  herein,  is  sent  to  the shareholders of
                        THE BRAZILIAN EQUITY FUND, INC.
the Fund for  their information.  The financial information  included herein  is
taken   from  the  records  of  the  Fund  without  examination  by  independent accountants SEMI-ANNUAL REPORT
   who do not express an opinion thereon. It is not a prospectus, circular or
                           represenSEPTEMBER 30, 1995
tation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
                                  (UNAUDITED)